 Alliance DataKBW Virtual Fintech Payments ConferenceFebruary 23, 2021Ralph Andretta – President & CEOTammy McConnaughey – EVP, Card Ops & Credit RiskTim King – EVP & CFO  Exhibit 99.2

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 Agenda  Presentation Ralph Andretta – President & CEO Opening Remarks A Year in Review (Ralph’s one year anniversary with ADS) Business Updates Areas of FocusTammy McConnaughey – EVP, Card Services Operations & Credit Risk Macroeconomic Impacts on Credit Lending Philosophy & Underwriting Portfolio MixFireside chat with Ralph, Tammy, and Tim   3

Alliance Data Overview

Leading provider of data-driven solutions to drive growth for partners

AllianceData.

- ~8,000 associates worldwide
- Founded in 1996
- Top 3 in PLCC Industry*
- FORTUNE 500 company

AllianceData. CARD SERVICES

- Leader in payment and lending solutions
- Branded private label and cobrand credit card programs with over 40 million active cardmembers
- Diversified across growing verticals, including beauty, pet, and home
- Brand-centric programs supported by data and analytics, digital capabilities, and our balanced risk approach in underwriting

Bread

- Recently acquired point-of-sale technology platform offering installment loans & buy now, pay later solutions
- White-label solutions with over 500 partners

LoyaltyOne® Segment

AIR MILES

brandloyalty happy people

- AIR MILES® is Canada's most recognized loyalty program representing approximately 2/3 of Canadian households
- BrandLoyalty is a global leader in short-term campaigns targeting mainly the grocery (or high frequency) retail vertical located in Europe, Asia Pacific, and the Americas

AllianceData.

* Source: 2020 Nilson Report

©2021 ADS Alliance Data Systems, Inc.

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A Year in Review

Deliberate and thoughtful progress balancing the pandemic and future growth

These action items aim to restore profitable growth & drive enhanced long-term shareholder value

Recover ✓

- Associate safety & health
- Recession readiness plan
- Right-size expense base
- Disciplined risk management
- Review partner economics

Rebuild

- Expand digital offerings
- Technology flexibility & upgrades
- Enhance data & analytics
- Prudent balance sheet management

Regrow

- Focused investment
- Further digital enhancements
- Sustained, profitable growth
- Expense flexibility and discipline
- Drive shareholder value

Bread

EnhancedDigitalSuite

fiserv.


comenity

AllianceData.

©2021 ADS Alliance Data Systems, Inc.

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LoyaltyOne Update

Expectation for revenue growth in 2021

- Continued gradual recovery in Reward miles issued and redeemed in 2H20
- AIR MILES continues to pivot the rewards portfolio to emphasize more non-travel options, driving higher merchandise redemptions
- Building potential opportunity in 2H21 due to pent-up travel demand brandloyalty
happy people

- Revenue improvements driven by growth in Europe and Asian Pacific regions
- Developed new concepts for programs based on pandemic-related themes like 'bring the world to your home' or 'health and hygiene'
- Providing sustainability-focused offers using 100% recycled plastic for rewards like luggage and kids promotions.



AIR MILES program performance
1,486
1,316
1,053
1,240
1,355
81%
76%
58%
55%
62%
4Q19
1Q20
2Q20
3Q20
4Q20
Miles issued (in millions)
Miles redeemed / issued ("burn rate")

AllianceData.

©2021 ADS Alliance Data Systems, Inc.

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 Card Services Update Gradual recovery in credit sales continues from pandemic lows  7  Active program sales  Total sales  Year-over-year credit sales improving at a modest pace for total & active program sales  Credit sales declined 14% year-over-year through February 15 with active* program sales down 4%Online sales remained over 40% of total quarter-to-dateNew account volume continues to vary with an improvement in January  * Includes programs with active contracts as of February 15, 2021 and Comenity card balances

Bread Update

Full-spectrum product offering with improved customer experience

	Direct Acquisition (e.g. Bread / ADS)	Distribution (in discussions)	Tech Platform (e.g. RBC)
Merchant Relationships (Owns Merchant Relationship)	Bread / AllianceData	Hybrid – Merchant Relationships	RBC
Network / Platform (Always Bread)	Bread	Bread	Bread
Issuer / Loan Originator (Owns Consumer Relationship)	AllianceData	AllianceData	RBC

Installment loan and BNPL product can be white-labeled or branded Bread in the Direct Acquisition and Distribution model

- 2020 A/R of ~$118 million expected to more than double in 2021 with long-term scalable expansion
- Significant investment in Bread platform in 2021 - majority of $100 million incremental technology expense
- Developing a unified Software Development Kit (SDK) for Bread and the Enhanced Digital Suite
  - Common front-end for product offerings
  - Integrated data analytics & insights
  - Consumer choice of financing payment product

AllianceData.

©2021 ADS Alliance Data Systems, Inc.

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 9  Areas of FocusContinued progress on the execution of our strategic initiatives   TechnologyInnovation  Product Diversification and Development  DigitalAdvancement  Data Science and Analytics    Proactive risk management Prudent balance sheet management Disciplined expense management  Key Foundational Elements

 Tammy McConnaughey EVP, Card Services Operations & Credit Risk

Macroeconomic Impacts on Credit

Near term payment rates remain strong; uncertainty remains in 2H21



TAILWINDS
January stimulus + new stimulus package incl. mortgage moratorium extension
Lower cases, warmer weather + momentum on vaccinations could stimulate spending growth
Pent up demand for goods & services can stimulate A/R and economic growth
A/R Growth Potential
1Q
2Q
3Q
4Q
HEADWINDS
Unemployment rate remains elevated
Low withholding rate on UE may impact tax refunds + Mortgage forbearance expires
Rent and student loan moratoriums expire
Pent up spending demand + expired moratoriums may pressure credit card payment rates
Loss Rate Volatility
Pandemic-related pressure
Stabilization
Position for Growth

AllianceData

** Pending stimulus legislation may shift key dates.*

©2021 ADS Alliance Data Systems, Inc.

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Lending Philosophy

Profitable, fair, and responsible full-spectrum lending

Alliance Data enables responsible and fair lending to meet consumers' desires.
We facilitate purchases through frictionless payment options designed to reward consumers and inform our partners to their customer's needs while generating leading returns for our shareholders.

Consistent tenets of our lending philosophy and underwriting discipline

- Well-established risk appetite metrics
- Flexible technology and multiple scores
- Grow & expand approach

Recent improvements

- **VantageScore 4.0:** Latest tri-bureau score to further stratify "good" vs. "bad" performers
- **Platform upgrades:** Cutting edge machine learning and more sophisticated strategies
- **Complex data model:** Leverage internal, bureau, and alternative data

AllianceData.
©2021 ADS Alliance Data Systems, Inc.
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Portfolio Mix

Balanced product mix for strong returns and well managed losses and growth



2009
~80%
~15%
~5%
Credit Risk
Applications – "Buy Box"
Softgoods PLCC
Big Ticket PLCC
Co-Branded Cards
Risk Adjusted Return
2020
40%
30%
30%

Product mix is a key driver of profitability and credit risk

AllianceData

©2021 ADS Alliance Data Systems, Inc.

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Questions & Answers